                                  EXHIBIT 99.3

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Quest Medical, Inc.

We have audited the accompanying statements of assets and liabilities of the CVS Operations of Quest Medical, Inc. as of December 31, 1997 and 1996, and the related statements of operations, changes in net assets and cash flows for the years then ended. These statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the statements referred to above present fairly, in all material respects, the assets and liabilities of the CVS Operations of Quest Medical, Inc. as of December 31, 1997 and 1996, and the results of its operations and its cash flows for the years then ended, in conformity with generally accepted accounting principles.



ERNST & YOUNG LLP

Dallas, Texas
February 25, 1998

                              QUEST MEDICAL, INC.
                                 CVS OPERATIONS
                             ASSETS AND LIABILITIES
                           December 31, 1997 and 1996

-----------------------------------------------------------------------------------------------------------------
ASSETS                                                                                DECEMBER 31,
                                                                          ---------------------------------------
                                                                               1997                    1996
-----------------------------------------------------------------------------------------------------------------
Current assets:
    Receivables:
        Trade accounts, less allowance for doubtful
         accounts of $30,610 in 1997 and $14,337 in 1996                  $    2,180,491          $     2,411,113
        Net investment in sales-type leases                                      300,787                  176,875
                                                                          ---------------------------------------
         Total receivables                                                     2,481,278                2,587,988
                                                                          ---------------------------------------

    Inventories:
        Raw materials                                                          1,940,371                2,750,135
        Work-in-process                                                          601,270                  708,513
        Finished goods                                                         2,667,035                1,895,749
                                                                          ---------------------------------------
         Total inventories                                                     5,208,676                5,354,397
                                                                          ---------------------------------------
    Prepaid expenses and other current assets                                    131,735                  218,680
                                                                          ---------------------------------------
         Total current assets                                                  7,821,689                8,161,065
                                                                          ---------------------------------------

Property, plant and equipment:
    Leasehold improvements                                                        63,629                   44,272
    Furniture and fixtures                                                     3,369,484                3,221,839
    Machinery and equipment                                                    4,684,108                4,555,592
    Cardioplegia equipment rented to customers                                   450,211                       --
                                                                          ---------------------------------------
                                                                               8,567,432                7,821,703

    Less accumulated depreciation and
        amortization                                                           4,933,577                3,942,627
                                                                          ---------------------------------------
         Net property, plant and equipment                                     3,633,855                3,879,078
                                                                          ---------------------------------------

Purchased technology from acquisitions, net of
    accumulated amortization of $314,659 in 1997 and
    $264,108 in 1996                                                             383,341                  433,892
Cost in excess of net assets acquired, net of accumulated
    amortization of $227,749 in 1997 and $185,016 in 1996                        785,457                  828,190
Patents and patent applications, net of accumulated
    amortization of $1,501,090 in 1997 and $1,311,556 in 1996                    874,308                1,063,843
Other assets                                                                       8,631                    8,631
                                                                          =======================================
                                                                          $   13,507,282          $    14,374,697
                                                                          =======================================



See accompanying notes to financial statements.

                              QUEST MEDICAL, INC.
                                 CVS OPERATIONS
                             ASSETS AND LIABILITIES
                           December 31, 1997 and 1996

-----------------------------------------------------------------------------------------------------------------
LIABILITIES AND NET ASSETS                                                            DECEMBER 31,
                                                                          ---------------------------------------
                                                                               1997                    1996
-----------------------------------------------------------------------------------------------------------------
Current liabilities:
    Accounts payable                                                      $      410,483          $     1,515,316
    Accrued vacations                                                            112,870                  112,870
    Accrued sales commissions                                                     23,947                   63,866
    Other accrued expenses                                                       128,664                  112,470
                                                                          ---------------------------------------
         Total current liabilities                                               675,964                1,804,522
                                                                          ---------------------------------------
    Net assets of CVS Operations                                              12,831,318               12,570,175
                                                                          =======================================
                                                                          $   13,507,282          $    14,374,697
                                                                          =======================================



See accompanying notes to financial statements.

                              QUEST MEDICAL, INC.
                                 CVS OPERATIONS
                            STATEMENTS OF OPERATIONS


-----------------------------------------------------------------------------------------------------------------
                                                                                      DECEMBER 31,
                                                                          ---------------------------------------
                                                                               1997                    1996
-----------------------------------------------------------------------------------------------------------------
Net revenue                                                               $   14,306,127          $    14,670,664
Cost of revenue                                                                7,805,473                7,690,005
                                                                          ---------------------------------------
         Gross profit                                                          6,500,654                6,980,659
                                                                          ---------------------------------------

Operating expenses:
    General and administrative                                                 1,976,297                2,117,568
    Research and development                                                   1,302,987                2,026,673
    Marketing                                                                  2,888,170                3,251,533
                                                                          ---------------------------------------
                                                                               6,167,454                7,395,774
                                                                          ---------------------------------------
         Earnings (loss) from operations                                         333,200                 (415,115)
                                                                          ---------------------------------------

Interest expense                                                                (442,599)                (348,523)
                                                                          ---------------------------------------

         Loss from operations before income tax benefit                         (109,399)                (763,838)

Income tax benefit                                                               (15,909)                (236,967)
                                                                          ---------------------------------------

         Net loss                                                         $      (93,490)         $      (526,671)
                                                                          =======================================



See accompanying notes to financial statements.

                              QUEST MEDICAL, INC.
                                 CVS OPERATIONS
                            STATEMENTS OF CASH FLOWS


-----------------------------------------------------------------------------------------------------------------
                                                                                      DECEMBER 31,
                                                                          ---------------------------------------
                                                                               1997                    1996
-----------------------------------------------------------------------------------------------------------------
Cash flows from operating activities:
Net loss                                                                  $      (93,490)         $      (526,671)
    Adjustments to reconcile net loss from operations
      to net cash provided (used) by operating activities:
       Depreciation and amortization                                           1,273,788                1,065,453
       Increase in inventory reserve                                             230,700                       --
       Changes in assets and liabilities:
          Receivables                                                            106,710                 (716,117)
          Inventories                                                            (84,979)                (872,253)
          Prepaid expenses and other assets                                       86,945                  175,534
          Accounts payable                                                    (1,104,833)                 642,830
          Accrued expenses                                                       (23,725)                  85,793
                                                                          ---------------------------------------
              Net cash provided (used) by operating activities                   391,096                 (145,431)

Cash flows from investing activities:
    Additions to property, plant and equipment                                  (745,729)              (1,580,468)
                                                                          ---------------------------------------
              Net cash used by investing activities                             (745,729)              (1,580,468)
                                                                          ---------------------------------------

Net cash transfers from parent                                            $     (354,633)         $    (1,725,899)
                                                                          =======================================



See accompanying notes to financial statements.

                              QUEST MEDICAL, INC.
                                 CVS OPERATIONS
                      STATEMENTS OF CHANGES IN NET ASSETS


-----------------------------------------------------------------------------------------------------------------
                                                                                      DECEMBER 31,
                                                                          ---------------------------------------
                                                                               1997                    1996
-----------------------------------------------------------------------------------------------------------------
Net assets of CVS Operations, beginning of year                           $   12,570,175          $    11,370,947
    Net loss                                                                     (93,490)                (526,671)
    Cash transfers from parent, net                                              354,633                1,725,899
                                                                          =======================================
       Net assets of CVS Operations, end of year                          $   12,831,318          $    12,570,175
                                                                          =======================================



See accompanying notes to financial statements.

                                 CVS OPERATIONS
                              QUEST MEDICAL, INC.
                         NOTES TO FINANCIAL STATEMENTS


NOTE 1  BUSINESS OF CVS

The CVS Operations (also referred to herein as "CVS") of Quest Medical, Inc. (the "Parent") design, develop, manufacture and market a variety of healthcare products used primarily in cardiovascular surgery and intravenous fluid delivery applications. CVS revenues are derived primarily from sales throughout the United States and to a lesser extent from sales internationally.

The research and development, manufacture, sale and distribution of medical devices are subject to extensive regulation by various public agencies, principally the Food and Drug Administration and corresponding state, local and foreign agencies. Product approvals and clearances can be delayed or withdrawn for failure to comply with regulatory requirements or upon the occurrence of unforeseen problems following initial marketing.

In addition, CVS products are purchased primarily by hospitals and other users which then bill various third-party payers including Medicare, Medicaid, private insurance companies and managed care organizations. These third-party payers reimburse fixed amounts for services based on a specific diagnosis. The impact of changes in third-party payer reimbursement policies and any amendments to existing reimbursement rules and regulations which restrict or terminate the eligibility of CVS products could have an adverse impact on the CVS Operations' financial condition and results of operations.

NOTE 2  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION
The financial statements include the accounts of the CVS Operations of Quest Medical, Inc. These financial statements reflect the revenues and expenses of the CVS Operations, including direct and indirect expenses of the operations that are paid by the Parent and charged directly to the CVS Operations. Allocation of the general overhead from the Parent includes charges for regulatory, general corporate management, accounting and payroll services, human resources, management information systems and facilities expenses based on revenues of the CVS Operations to total revenues for the Parent. Management of the Parent believes that the expenses charged to the CVS Operations on this basis are not materially different from the costs that would have been incurred had the CVS Operations borne such expenses on a direct basis.

The taxable income or loss of the CVS Operations is included in the consolidated tax return of the Parent. No current or deferred tax assets or liabilities have been allocated to the CVS Operations by the Parent.

                                CVS OPERATIONS
                              QUEST MEDICAL, INC.
                         NOTES TO FINANCIAL STATEMENTS



Interest expense on the Parent's corporate facility has been allocated to the CVS Operations based on space utilization. Interest expense on the Parent's general credit facilities was allocated to the CVS Operations based on the ratio of the net assets of the CVS Operations to the total net assets of the Parent.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

NET ASSETS
The Parent utilizes a centralized cash management system. Cash advanced from the Parent to the CVS Operations has been reflected as an increase in net assets in the accompanying statements.

REVENUE RECOGNITION
CVS recognizes revenue from product sales when the goods are shipped to its customers.

LEASES
CVS leases the MPS myocardial protection system to customers under noncancellable leases with terms of up to five years. The present value of the minimum rentals to be received under such leases is recorded as net sales. The difference between the gross rentals to be received and the present value of the rentals is recorded as unearned finance income and is amortized into income on the interest method over the lease term. The cost of the leased equipment is charged to cost of sales at the time the sale is recorded. At December 31, 1997 and 1996, the balance in the net investment in sales-type leases was $300,787 and $176,875, respectively.

INVENTORIES
Inventories are recorded at the lower of standard cost or market. Standard cost approximates actual cost determined on the first-in, first-out (FIFO) basis.

PROPERTY, PLANT, AND EQUIPMENT
Property, plant and equipment is stated at cost. Additions and improvements extending asset lives are capitalized while maintenance and repairs are expensed as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the various assets ranging from 3 to 10 years.

INTANGIBLE ASSETS
The excess of costs over the net assets of acquired businesses (goodwill) is amortized on a straight-line basis over the estimated useful life of 25 years.

                                CVS OPERATIONS
                              QUEST MEDICAL, INC.
                         NOTES TO FINANCIAL STATEMENTS



The cost of purchased technology related to acquisitions is based on appraised values at the date of acquisition and is amortized on a straight-line basis over the estimated useful life (15 years) of such technology.

The cost of purchased patents is amortized on a straight-line basis over the estimated useful life (4 to 17 years) of such patents. Costs of patents which are the result of internal development are charged to current operations.

The Parent assesses the recoverability of the CVS intangible assets primarily based on its current and anticipated future undiscounted cash flows. At December 31, 1997, the Parent does not believe there has been any impairment of the CVS intangible assets.

RESEARCH AND DEVELOPMENT
Product development costs including start-up, research and development, advertising and promotional costs are charged to CVS Operations in the year in which such costs are incurred.

ADVERTISING
Advertising expense is charged to operations in the year in which such costs are incurred. Total advertising expense included in marketing was $17,454 and $20,299 at December 1997 and 1996, respectively.

RECLASSIFICATION
Certain prior period amounts have been reclassified to conform to current year presentation.

NOTE 3  COMMITMENTS AND CONTINGENCIES

The CVS Operations has no material commitments under noncancelable operating leases. Total rent expense under operating leases included in CVS Operations for the years ended December 31, 1997 and 1996 was $14,784 and $14,983, respectively.

NOTE 4  FINANCIAL INSTRUMENTS, RISK CONCENTRATION AND MAJOR CUSTOMERS

In the United States, the CVS accounts receivable are due primarily from hospitals and O.E.M. suppliers located throughout the county. Internationally, the Parent's accounts receivable are due primarily from distributors. The CVS Operations generally does not require collateral for trade receivables. The CVS Operations maintains an allowance for doubtful accounts based upon expected collectibility. Any losses from bad debts have historically been within management's expectations.

Net sales to a major CVS customer for each of the three years ended December 31, as a percentage of total net revenues from CVS Operations was as follows:
1997--14 percent and 1996--16 percent. Foreign sales for the years ended December 31, 1997

                                CVS OPERATIONS
                              QUEST MEDICAL, INC.
                         NOTES TO FINANCIAL STATEMENTS



and 1996 were approximately 12 percent and 13 percent, respectively, of total net revenues.

NOTE 5  EMPLOYEE BENEFIT PLANS

The Parent has a defined contribution retirement savings plan (the "Plan") available to substantially all employees. The Plan permits employees to elect salary deferral contributions of up to 15 percent of their compensation and requires the Parent to make matching contributions equal to 50 percent of the participants' contributions, to a maximum of 6 percent of the participants' compensation. The Board of Directors may change the percentage of matching contribution at its discretion. The expense of the Parent's contribution charged to CVS Operations was $77,438 in 1997 and $94,973 in 1996. This charge was based on the ratio of CVS revenues to total revenues of the Parent. Management of the Parent believes that the expense charged to the CVS Operations is not materially different from the cost that would have been incurred had the CVS Operations borne such expense on a direct basis.

6. INCOME TAXES

A reconciliation of the income tax benefit to the benefit calculated at the U.S. statutory rate follows:

                                                                1997                 1996
          ----------------------------------------------------------------------------------
          Income tax benefit at Federal statutory rate      $   (37,196)        $   (259,637)
          Tax effect of research and development credit              --                   --
          Nondeductible amortization of goodwill                 11,940               15,258
          Nondeductible meals and entertainment                  17,936               19,146
          Other                                                  (8,589)             (11,734)
                                                            --------------------------------
Income tax benefit                                          $   (15,909)        $   (236,967)
                                                            ================================